SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2004

YARDVILLE NATIONAL BANCORP

(Exact name of issuer as specified in charter)

NEW JERSEY (State or Other Jurisdiction of Incorporation or Organization)	0-26086 (Commission file number)	22-2670267 (I.R.S. Employer Identification Number)

2465 KUSER ROAD
HAMILTON, NEW JERSEY 08690
(Address of principal executive offices)

(609) 585-5100
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	99.1	Yardville National Bancorp Press Release dated January 26, 2004

Item 12. Results of Operations and Financial Condition.

     On January 26, 2004, Yardville National Bancorp issued a press release reporting its financial results for reported financial results for the fourth quarter and fiscal year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

     The information in this report shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

YARDVILLE NATIONAL BANCORP

Date: January 27, 2004	By:	Stephen F. Carman

Stephen F. Carman
Vice President and Treasurer

Index to Exhibits

Exhibit No.	Description

99.1	Yardville National Bancorp Press Release dated January 26, 2004